SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011
Notes to Financial Statements
SUBSEQUENT EVENTS

On December 2, 2011, the Company completed an initial public offering (IPO) of 4,800,000 units at $1 per unit.  Each unit consists of one share of common stock and one five-year warrant to purchase one share of common stock at a price of $1.50.  Proceeds from the IPO were $4,224,000 net of the underwriters’ discount and expenses.  Other direct expenses of issuance are expected to total approximately $600,000 (of this amount, $525,291 was incurred before September 30, 2011 and is included in other assets in the Company’s consolidated balance sheet).  The underwriters have a 30-day option to purchase up to an additional 720,000 units to cover over-allotments.